SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C. 20549

                          ----------

                           FORM 8-K

                        CURRENT REPORT
            PURSUANT TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: August 17, 1999


             DIGITAL COMMERCE INTERNATIONAL, INC.
            (formerly Systems Assurance Corporation)
      (Exact name of registrant as specified in charter)

      DELAWARE                 0-011228       02-0337028
 (State of                     (Commission         (IRS Employer
  Incorporation)               File Number)        Identification No.)


                      404 815 Hornby Street
                      VanCouver BC V6Z2E6
             (Address of Principal Executive Offices)

Registrant's telephone number, including area code (604) 899-0411

Item 5. Other Events

          The Company recently completed a private placement of approximately 1,427,500 shares of restricted common stock for $1,427,500.

Item 7. Financial Statements and Exhibits

          Attached are the financial statements required by the acquisition reported in the Form 8K in July, 1999.




                           SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              DIGITAL COMMERCE INTERNATIONAL, INC.

Date: September 15, 1999      By    /s/ Michael Kang
                              Michael Kang, President

      Digital Commerce International, Inc. and Subsidiary
                 (a Development Stage Company)
                   Consolidated Balance Sheet


                             ASSETS

                                                    June 30,
                                                      1998

CURRENT ASSETS

     Cash                                       $     620,000

     Total Current Assets                       $     620,000


           LIABILITIES AND STOCKHOLDERS' (DEFICIENCY)

CURRENT LIABILITIES

     Accounts Payable and Accrued Expenses      $         8,919

     Total Current Liabilities                            8,919


STOCKHOLDERS' EQUITY

     Class A Preferred stock, $.001 value,
        500,000 shares issued and outstanding (Note 3)       500
     Class B Preferred stock, $.001 value,
        0 shares issued and outstanding(Note 3)               -
     Class C Preferred stock, $.001 value,
        0 shares issued and outstanding (Note 3)              -
     Common Stock 30,000,000 shares
        authorized at $.0001 par value;
        12,360,000 shares issued and outstanding (Note 2)   12,360
     Capital in Excess of Par Value                     10,770,354
     Retained Deficit                                  (10,172,133)


     Total Stockholders' Equity                             611,081

     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY    $        620,000




      Digital Commerce International, Inc. and Subsidiary
                 (a Development Stage Company)
              Consolidated Statement of Operations


                                                             For the Eight
                                                             Months Ended
                                                               June 30,
                                                                 1999


REVENUE                                           $               -

EXPENSES

     General and Administrative                                    -

            Total Expenses                                         -

NET INCOME (LOSS) - Before Taxes                   $                -


     Taxes (Note 1)                                                 -


INCOME (LOSS)                                      $                -

Loss Per Common Share                              $                -

Average Outstanding Shares                                   19,990,100





      Digital Commerce International, Inc. and Subsidiary
                 (a Development Stage Company)
         Consolidated Statement of Stockholders' Equity
     For the Period November 1, 1998 through June 30, 1999



                                                            Additional
                         Shares                Par Value     Paid in Retained
               Preferred     Common     Preferred   Common  Capital  Deficit

Balance,
November 1,
1998         -        21,080,755     $ -    $21,080  $10,142,134 $(10,172,133)

Shares canceled by officer/director
(Note 2)     -      (14,340,755)       -    (14,340)  14,340        -

Issuance of 5,000,000 shares of
stock for acquisition of Digital
Commerce, Inc.
(Note 2)      -       5,000,000        -       5,000  (5,000)        -

Issuance of shares
for cash
(Note 2)     -         620,000         -        620  619,380         -

Issuance of
500,000 shares of
Class A
Preferred
stock to management
of Digital
Commerce,
Inc.
(Note 3)   500,000      -             500      -       (500)         -

Balance,
June 30,
1999      500,000   12,360,000    $   500  $ 12,360 $10,770,354  $(10,172,133)












           Digital Commerce International, Inc. and Subsidiary
                     (a Development Stage Company)
                  Consolidated Statement of Cash Flows


                                                               For the Eights
                                                               Months ended
                                                               June 30,
                                                               1999
CASH FLOWS FROM
     OPERATING ACTIVITIES
         Net Income (Loss)                       $               -

Net Cash used in Operating Activities                             -

CASH FLOWS FROM
      INVESTING ACTIVITIES                                       -

CASH FLOWS FROM
      FINANCING ACTIVITIES                                       -

INCREASE (DECREASE) IN CASH
      AND CASH EQUIVALENTS                                       -

CASH AND CASH EQUIVALENTS
      AT THE BEGINNING OF PERIOD                                 -

CASH AND CASH EQUIVALENTS
      AT THE END OF PERIOD                                       -

CASH PAID DURING THE PERIOD FOR:
         Interest                                     $          -
         Income Taxes                                 $          -




           Digital Commerce International, Inc. and Subsidiary
                     (a Development Stage Company)
             Notes to the Consolidated Financial Statements
                             June 30, 1999

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    OPERATIONS OF THE COMPANY

         Digital Commerce International, Inc. (the "Company") was organized in the state of Delaware in July 1982 as Systems Assurance Corporation but has been inactive since 1991. In June 1999, the Company acquired a wholly owned subsidiary, Digital Commerce, Inc. and changed its name to Digital Commerce International, Inc. The Company now intends to enter the business of processing e-commerce transactions through the internet.

    INCOME TAXES

         The Company adopted Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes" in the fiscal year ended October 31, 1996 and has applied the provisions of the statement to the current fiscal year which resulted in no significant adjustment.

         Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes" requires an asset and liability approach for financial accounting and reporting for income tax purposes. This statement recognizes
(a) the amount of taxes payable or refundable for the current year and (b) deferred tax liabilities and assets for future tax consequences of events that have been recognized in the financial statements or tax returns.

         Deferred income taxes result from temporary differences in the recognition of accounting transactions for tax and financial reporting purposes. There were no temporary differences at October 31, 1998 and earlier years, accordingly, no deferred tax liabilities have been recognized for all years.

         The Company had cumulative net operating loss carryforwards of approximately $30,000 at October 31, 1998. No effect has been shown in the financial statements for the net operating loss carryforwards as the likelihood of future tax benefit from such net operating loss carryforwards
is uncertain.   The net operating losses begin to expire in the year 2016.

    NET INCOME (LOSS) PER SHARE

         Net income (loss) per share of Common Stock is computed by dividing net income by the weighted average number of shares of Common Stock and Common Stock Equivalents, if dilutive, outstanding during the year.


          Digital Commerce International, Inc. and Subsidiary
                     (a Development Stage Company)
             Notes to the Consolidated Financial Statements
                             June 30, 1999

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    USE OF ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    CASH AND CASH EQUIVALENTS

         For the purposes of the statement of cash flows, the Company considers all highly liquid debt instruments with original maturity of three months or less to be cash equivalents.

    INCOME PER SHARE

         The computation of income per share of common stock is based on the weighted average number of shares outstanding during the period.

NOTE 2 - STOCKHOLDERS' EQUITY

         On June 15, 1999, the Company acquired Digital Commerce, Inc. (Digital) a corporation created on November 17, 1998 in the nation of Nevis. Digital Commerce now has a presence in Vancouver, British Columbia and was organized for the purpose of engaging in the business of handling the financial execution of e-commerce transactions through the Internet. 5,000,000 shares of common stock were issued for the acquisition of Digital, which at the time of the acquisition had no assets or liabilities and had no operating history. The value of the stock was placed at $0 since there was no value to the company (Digital) acquired.

        The Company has since engaged in raising equity funding through private placements to qualified individuals and businesses. The Company raised $620,000 up to June 30, 1999 and another $807,500 up to September 14, 1999.

         At the time of the acquisition of Digital, a director/officer canceled 14,340,755 shares of stock.




          Digital Commerce International, Inc. and Subsidiary
                     (a Development Stage Company)
             Notes to the Consolidated Financial Statements
                             June 30, 1999

NOTE 3 - PREFERRED STOCK

         At the time of the acquisition of Digital Commerce, Inc., the Company issued 500,000 shares (250,000 each)of Class A Preferred Stock to two of the officers and directors of Digital as incentive for future operations. The terms of the preferred stock issuance were determined by the board of
directors at the     time of the issuance to the two officers are as follows:

    -the preferred stock has voting rights equal to 10 common shares.
    -the preferred stock is non transferable.
    -the preferred stock is convertible into 10 common shares for each preferred share only upon the following conditions:
    -the acquisition of control of the Company by a party not affiliated with current management, or
    -a cumulative credit card transaction volume which exceeds $2 billion.

    The shares were valued at $0 at the time of issuance based on the contingencies listed above.

    Class B and Class C preferred shares are authorized, but at this time, none have been issued and none of the rights, privileges, or other characteristics of the stock have been determined.